As filed with the Securities and Exchange Commission on July 9, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21421

NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant’s telephone number, including area code: (212) 476-8800

Robert Conti, Chief Executive Officer
c/o Neuberger Berman Management LLC
Neuberger Berman Real Estate Securities Income Fund Inc.
605 Third Avenue, 2nd Floor
New York, New York  10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
 (Names and Addresses of agents for service)

Date of fiscal year end: October 31, 2010

Date of reporting period: April 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders

Neuberger Berman Real Estate Securities Income Fund Inc.

Semi-Annual Report

April 30, 2010

Contents

THE FUND

President's Letter	1

PORTFOLIO COMMENTARY	2

SCHEDULE OF INVESTMENTS/ TOP TEN EQUITY HOLDINGS	6

FINANCIAL STATEMENTS	11

FINANCIAL HIGHLIGHTS/PER SHARE DATA	24

Distribution Reinvestment Plan	26

Directory	28

Proxy Voting Policies and Procedures	29

Quarterly Portfolio Schedule	29

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman LLC. "Neuberger Berman Management LLC" and the individual fund name in this shareholder report are either service marks or registered service marks of Neuberger Berman Management LLC.©  2010 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present to you this semi-annual report for Neuberger Berman Real Estate Securities Income Fund Inc. for the six months ended April 30, 2010. The report includes portfolio commentary, a listing of the Fund's investments, and its unaudited financial statements for the reporting period.

The Fund seeks to provide high current income with capital appreciation as a secondary objective. To pursue both, we have assembled a portfolio with a broad mix of equity securities of real estate investment trusts (REITs) and other real estate companies.

Our investment approach combines analysis of security fundamentals and real estate with property sector diversification. Our disciplined valuation methodology seeks real estate company securities that are attractively priced relative to both their historical growth rates and the valuation of other property sectors.

In addition, I would like to provide an update on the Fund's tender offer activity. In February 2009, the Fund's Board of Directors authorized a semi-annual tender offer program consisting of up to four tender offers over a two-year period. Under the program, if the Fund's common shares trade at an average daily discount to net asset value per share (NAV) of greater than 10% during a 12-week measurement period, the Fund would conduct a tender offer for between 5% and 20% of its outstanding common shares at a price equal to 98% of its NAV determined on the day the tender offer expires. As part of the program, and to offset expenses associated with the tender offers, Neuberger Berman Management LLC agreed to extend the management fee waivers then in place for the Fund for one year.

During the reporting period, the second of the Fund's tender offer measurement periods began on Friday, February 19, 2010 and concluded on Friday, May 14, 2010. Over the period, the Fund traded at an average daily discount to NAV of slightly greater than 10% and, therefore, is required to conduct a tender offer in accordance with the terms of its tender offer program. The Fund commenced a tender offer for up to 5% of its outstanding common shares on June 11, 2010. The offer is currently expected to expire on July 9, 2010.

Thank you for your confidence in the Fund. We will continue to do our best to earn your confidence and trust in the years to come.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman Real Estate Securities Income Fund Inc.

Real Estate Securities Income Fund Inc. Portfolio Commentary

For the six months ended April 30, 2010, Neuberger Berman Real Estate Securities Income Fund Inc. posted a strong return on a net asset value (NAV) basis and outperformed its benchmark, the FTSE NAREIT Equity REITs Index. The Fund's use of leverage was a substantial contributor to performance during the reporting period.

The rebound in real estate investment trust (REIT) prices that began in March 2009 largely continued during the six months covered by this report. The recovery in REIT prices was initially triggered by improving credit conditions and indications that the economy was stabilizing. The market was further supported by REITs' success in accessing the capital markets. Collectively, this helped the REIT index to post a return of approximately 93% from early March through October 31, 2009. The REIT market then gained another 35% during the six months ended April 30, 2010. During this reporting period, REITs generally performed well and were helped by continued access to the capital markets. However, the main driver of performance appeared to be investors' expectations of better fundamentals in the REIT market as the economy improves.

When the reporting period began, we were already in the process of moving the portfolio from a somewhat defensive position to emphasizing more cyclical areas of the REIT market. This continued during the reporting period. For example, we increased the Fund's exposure to the Industrials sector, which we thought would be a beneficiary of a strengthening global economy and improving trade volumes. During the reporting period, we also increased the Fund's exposure to REIT common shares and reduced its weighting in REIT preferred shares. This adjustment was positive for performance as REIT common shares generated superior returns during reporting period. We also pared the Fund's exposure to the defensive Health Care sector. This was rewarded, as the sector significantly lagged the overall REIT market during the period.

As previously mentioned, the use of leverage was a major factor in the Fund's outperformance of its benchmark. Given the sharp rise in REIT prices during the reporting period, leverage served to further boost the Fund's results.

Looking ahead, we remain optimistic about the long-term prospects for the REIT market. We believe REITs will continue to have ready access to capital, and an improving economy is typically positive for this market segment. We have seen some encouraging trends developing in the REIT market, such as stabilizing occupancy rates, which had declined materially as the economy weakened. We expect that occupancy levels may improve further if the economic expansion continues. Additionally, increased occupancy could drive growth in rental rates which, in turn, could flow through to increased REIT earnings and cash flow. Elsewhere, industrial properties, especially warehouse facilities associated with airports and container ports, are a property sector we view as favorably positioned if recent increases in global trade and growth in emerging market economies continue.

Finally, we anticipate a favorable outlook for REIT dividends. Many REITs reduced their dividends or were affected by the sale of stock during the credit crisis. Moving forward, we believe there is likely to be a return to all-cash dividends and, if the economy continues to expand, a rising-dividend environment. Against such a backdrop, we expect to further pare the Fund's exposure to REIT preferred shares and invest the proceeds in REIT common shares.

Sincerely,

Steve S. Shigekawa and Brian Jones
Portfolio Co-Managers

TICKER SYMBOL
Real Estate Securities Income Fund	NRO

INDUSTRY DIVERSIFICATION
(% of total investments)
Apartments	7.3%
Diversified	6.1
Health Care	15.1
Hybrid	5.5
Industrial	5.3
Lodging/Resorts	4.9
Manufactured Homes	3.2
Mixed	0.2
Home Financing	4.0
Office	17.1
Regional Malls	17.2
Self Storage	2.2
Shopping Centers	7.8
Specialty	2.8
Short Term	1.3
Total	100.0%

PERFORMANCE HIGHLIGHTS
Neuberger Berman
			Average Annual Total Return Ended 04/30/2010
NAV1,3,4	Inception Date	Six Month Period Ended 04/30/2010	1 Year	5 Years	Life of Fund
Real Estate Securities Income Fund	10/28/2003	39.30%	126.76%	-8.73%	-3.43%
Market Price2,3,4	Inception Date	Six Month Period Ended 04/30/2010	Average Annual Total Return Ended 04/30/2010
			1 Year	5 Years	Life of Fund
Real Estate Securities Income Fund	10/28/2003	44.33%	105.79%	-7.68%	-5.53%

Closed-end funds, unlike open-end funds, are not continually offered. There is an initial public offering and, once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

The composition, industries and holdings of the Fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

Endnotes

1	Returns based on the net asset value (NAV) of the Fund.

2	Returns based on the market price of Fund shares on the NYSE Amex.

3	Neuberger Berman Management LLC ("Management") has contractually agreed to waive a portion of the management fees that it would otherwise be entitled to receive from the Fund. The undertaking lasts until October 31, 2011. Management has voluntarily extended these waivers for one year. Please see the notes to the financial statements for specific information regarding the rate of the management fees waived by Management. Absent such a waiver, the performance of the Fund would be lower.

4	Unaudited performance data current to the most recent month-end are available at www.nb.com.

Glossary

FTSE NAREIT Equity REITs Index:
An unmanaged free float adjusted market capitalization weighted index that tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the NYSE Amex. REITs are classified as Equity REITs if 75% or more of their gross invested book assets are invested directly or indirectly in real property.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index is prepared or obtained by Management and includes reinvestment of all income dividends and distributions. The Fund may invest in securities not included in the index.

Schedule of Investments Real Estate Securities Income Fund Inc. (Unaudited)

TOP TEN EQUITY HOLDINGS

1	OMEGA Healthcare Investors	8.3%
2	Macerich Co.	6.1%
3	CBL & Associates Properties	5.4%
4	Glimcher Realty Trust	5.4%
5	Lexington Corp. Properties Trust	5.2%
6	Highwoods Properties	4.7%
7	Brandywine Realty Trust	4.7%
8	Health Care REIT	4.6%
9	Parkway Properties	4.5%
10	LTC Properties	4.4%

NUMBER OF SHARES		VALUE† (000's omitted)

Common Stocks (63.4%)

Apartments (5.2%)
33,900	AvalonBay Communities	$3,527
52,200	BRE Properties	2,180
156,100	Equity Residential	7,067
13,701	Mid-America Apartment Communities	757
		13,531
Diversified (2.0%)
63,599	Vornado Realty Trust	5,302	ØØ

Health Care (7.7%)
106,800	HCP, Inc.	3,430
42,700	Health Care REIT	1,919
422,200	OMEGA Healthcare Investors	8,452
130,352	Ventas, Inc.	6,157
		19,958
Home Financing (5.6%)
376,500	Annaly Capital Management	6,382
433,100	Starwood Property Trust	8,207
		14,589
Industrial (7.4%)
335,700	AMB Property	9,353
102,222	EastGroup Properties	4,179
442,000	ProLogis	5,821
		19,353
Office (13.0%)
70,100	Boston Properties	5,528
629,800	Brandywine Realty Trust	8,024
458,000	Brookfield Properties	7,319
177,180	Highwoods Properties	5,664
363,300	Piedmont Office Realty Trust	7,281
		33,816

NUMBER OF SHARES		VALUE† (000's omitted)

Regional Malls (10.6%)
173,500	CBL & Associates Properties	$2,533
353,578	Macerich Co.	15,808
103,561	Simon Property Group	9,219
		27,560
Self Storage (3.1%)
219,601	Sovran Self Storage	8,101

Shopping Centers (7.4%)
42,300	Federal Realty Investment Trust	3,274
479,300	Kimco Realty	7,472
127,064	Regency Centers	5,216	ØØ
81,835	Tanger Factory Outlet Centers	3,404
		19,366
Specialty (1.4%)
63,200	Digital Realty Trust	3,710

Total Common Stocks (Cost $120,097)		165,286

Preferred Stocks (74.6%)

Apartments (4.9%)
138,000	Apartment Investment & Management, Ser. T	3,338
129,040	Apartment Investment & Management, Ser. U	3,040
200,000	Associated Estates Realty, Ser. B	4,980
59,270	Mid-America Apartment Communities, Ser. H	1,508
		12,866
Diversified (6.6%)
160,600	Cousins Properties, Ser. B	3,601
580,000	Lexington Corp. Properties Trust, Ser. B	13,473
		17,074

See Notes to Schedule of Investments

NUMBER OF SHARES		VALUE† (000's omitted)

Health Care (13.4%)
404,683	Health Care REIT, Ser. D	$10,178
465,150	LTC Properties, Ser. F	11,494
524,722	OMEGA Healthcare Investors, Ser. D	13,244
		34,916
Hybrid (7.7%)
150,000	iStar Financial, Ser. E	2,493	È
200,000	iStar Financial, Ser. G	3,220
200,000	iStar Financial, Ser. I	3,200
605,000	NorthStar Realty Finance, Ser. B	11,271
		20,184
Lodging (6.8%)
170,000	Ashford Hospitality Trust, Ser. D	3,874
260,800	Eagle Hospitality, Ser. A	96
27,700	Felcor Lodging Trust, Ser. C	541
162,900	Hersha Hospitality Trust, Ser. A	3,771
81,700	Hospitality Properties Trust, Ser. B	2,079
74,000	Host Hotels & Resorts, Ser. E	1,897
90,000	Strategic Hotels & Resorts, Ser. A	1,702	ñ
116,400	Strategic Hotels & Resorts, Ser. B	2,177
65,900	Sunstone Hotel Investors, Ser. A	1,566
		17,703
Manufactured Homes (4.5%)
19,600	American Land Lease, Ser. A	282
444,900	Hilltop Holdings, Ser. A	11,345
		11,627
Mixed (0.3%)
32,000	PS Business Parks, Ser. K	800

Office (10.9%)
100,000	Brandywine Realty Trust, Ser. C	2,390
80,000	Brandywine Realty Trust, Ser. D	1,869
40,000	Corporate Office Properties Trust, Ser. H	954
6,000	Highwoods Properties, Ser. A	6,675
21,767	HRPT Properties Trust, Ser. B	547
478,000	Parkway Properties, Ser. D	11,711
100,000	SL Green Realty, Ser. C	2,373
73,200	SL Green Realty, Ser. D	1,778
		28,297
Regional Malls (13.5%)
528,000	CBL & Associates Properties, Ser. D	11,563
98,000	Glimcher Realty Trust, Ser. F	2,293
523,400	Glimcher Realty Trust, Ser. G	11,777
151,300	Taubman Centers, Ser. G	3,799
232,700	Taubman Centers, Ser. H	5,801
		35,233

NUMBER OF SHARES		VALUE† (000's omitted)

Shopping Centers (3.4%)
60,000	Cedar Shopping Centers, Ser. A	$1,482
9,000	Developers Diversified Realty, Ser. G	217
11,550	Developers Diversified Realty, Ser. H	259
66,900	Developers Diversified Realty, Ser. I	1,511
217,700	Tanger Factory Outlet Centers, Ser. C	5,451
		8,920
Specialty (2.6%)
140,000	Digital Realty Trust, Ser. A	3,577
122,200	Digital Realty Trust, Ser. B	3,067
		6,644

Total Preferred Stocks (Cost $208,113)		194,264

Short-Term Investments (1.8%)
1,533,302	Neuberger Berman Securities Lending Quality Fund, LLC	1,564	‡
3,200,986	State Street Institutional Liquid Reserves Fund Institutional Class	3,201

Total Short-Term Investments (Cost $4,765)		4,765

Total Investments (139.8%) (Cost $332,975)		364,315	##

Liabilities, less cash, receivables and other assets [(10.9%)]		(28,531)

Liquidation Value of Auction Market Preferred Shares [(28.9%)]		(75,200)

Total Net Assets Applicable to Common Shareholders (100.0%)		$260,584

See Notes to Schedule of Investments

Notes to Schedule of Investments (Unaudited)

†	The value of investments in equity securities and interest rate swap contracts by Neuberger Berman Real Estate Securities Income Fund Inc. (the "Fund") is determined by Neuberger Berman Management LLC ("Management") primarily by obtaining valuations from an independent pricing service based on the latest sale price when that price is readily available. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. Management has developed a process to periodically review information provided by independent pricing services. If a valuation is not available from an independent pricing service or if Management has reason to believe that the valuation does not represent the amount the Fund might reasonably expect to receive on a current sale, the Fund seeks to obtain quotations from principal market makers. If such quotations are not readily available, the security is valued using methods the Board of Directors of the Fund (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost, which, when combined with interest earned, is expected to approximate market value.

In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by the Fund are carried at "fair value" as defined by ASC 820. Fair value is defined as the price that a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in determining the value of the Fund's investments, some of which are discussed above. Significant management judgment may be necessary to estimate fair value in accordance with ASC 820.

In addition to defining fair value, ASC 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

● Level 1 - quoted prices in active markets for identical investments
● Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

● Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary, by category of Level, of inputs used to value the Fund's investments as of April 30, 2010:

Asset Valuation Inputs

(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Apartments	$13,531	$—	$—	$13,531
Diversified	5,302	—	—	5,302
Health Care	19,958	—	—	19,958
Home Financing	14,589	—	—	14,589
Industrial	19,353	—	—	19,353
Office	33,816	—	—	33,816
Regional Malls	27,560	—	—	27,560
Self Storage	8,101	—	—	8,101
Shopping Centers	19,366	—	—	19,366
Specialty	3,710	—	—	3,710
Total Common Stocks	165,286	—	—	165,286
Preferred Stocks
Apartments	11,358	1,508	—	12,866
Diversified	17,074	—	—	17,074
Health Care	24,738	10,178	—	34,916
Hybrid	20,184	—	—	20,184
Lodging	12,031	5,672	—	17,703
Manufactured Homes	282	11,345	—	11,627
Mixed	800	—	—	800
Office	20,668	7,629	—	28,297
Regional Malls	35,233	—	—	35,233
Shopping Centers	7,409	1,511	—	8,920
Specialty	6,644	—	—	6,644
Total Preferred Stocks	156,421	37,843	—	194,264
Short-Term Investments	—	4,765	—	4,765
Total Investments	321,707	42,608	—	364,315

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

Liability Valuation Inputs
The following is a summary, by category of Level, of inputs used to value the Fund's derivatives as of April 30, 2010:

(000's omitted)	Level 1	Level 2	Level 3	Total
Interest rate swap contracts	$—	$(7,271)	$—	$(7,271)

##	At April 30, 2010, the cost of investments for U.S. federal income tax purposes was $337,110,000. Gross unrealized appreciation of investments was $48,771,000 and gross unrealized depreciation of investments was $21,566,000, resulting in net unrealized appreciation of $27,205,000 based on cost for U.S. federal income tax purposes.

‡	Managed by an affiliate of Management and could be deemed an affiliate of the Fund (see Notes A & E of Notes to Financial Statements).

È	All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

ñ	Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At April 30, 2010, these securities amounted to approximately $1,702,000 or 0.7% of net assets applicable to common shareholders.

ØØ	All or a portion of this security is segregated in connection with obligations for interest rate swap contracts.

See Notes to Financial Statements

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman
(000's omitted except per share amounts)

REAL ESTATE SECURITIES INCOME FUND
April 30, 2010
Assets
Investments in securities, at value *† (Notes A & E)—see Schedule of Investments:
Unaffiliated issuers	$362,751
Affiliated issuers	1,564
364,315
Deposits with brokers for open swap contracts	7,821
Dividends and interest receivable	1,284
Receivable for securities sold	2,501
Receivable for securities lending income—net (Note A)	2
Prepaid expenses and other assets	410
Total Assets	376,333
Liabilities
Loans payable (Note A)	31,000
Interest rate swaps, at value (Note A)	7,271
Payable for collateral on securities loaned (Note A)	1,560
Distributions payable—preferred shares	14
Distributions payable—common shares	169
Payable for securities purchased	23
Payable to investment manager—net (Notes A & B)	122
Payable to administrator (Note B)	74
Interest payable	68
Accrued expenses and other payables	248
Total Liabilities	40,549
Auction Market Preferred Shares Series A, B, C, D, E, F, G & H at liquidation value 21,120 shares authorized, 3,008 shares issued and outstanding $.0001 par value; $25,000 liquidation value per share (Note A)	75,200
Net Assets applicable to Common Shareholders at value	$260,584
Net Assets applicable to Common Shareholders consist of:
Paid-in capital—common shares	$700,395
Distributions in excess of net investment income	(1,219)
Accumulated net realized gains (losses) on investments	(462,661)
Net unrealized appreciation (depreciation) in value of investments	24,069
Net Assets applicable to Common Shareholders at value	$260,584
Common Shares Outstanding ($.0001 par value; 999,978,880 shares authorized)	65,068
Net Asset Value Per Common Share Outstanding	$4.00
† Securities on loan, at value	$1,527
*Cost of Investments:
Unaffiliated issuers	$331,411
Affiliated issuers	1,564
Total cost of investments	$332,975

See Notes to Financial Statements

Statement of Operations (Unaudited)

Neuberger Berman
(000's omitted)

REAL ESTATE SECURITIES INCOME FUND
For the Six Months Ended April 30, 2010
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$9,287
Interest income—unaffiliated issuers	2
Income from securities loaned—net (Note E)	9
Foreign taxes withheld	(18)
Total income	$9,280

Expenses:
Investment management fees (Note B)	989
Administration fees (Note B)	413
Auction agent fees (Note B)	56
Audit fees	25
Basic maintenance expense (Note B)	14
Custodian fees (Note B)	51
Legal fees	82
Shareholder reports	89
Stock exchange listing fees	3
Stock transfer agent fees	11
Interest expense (Note A)	738
Directors' fees and expenses	25
Tender offer fees (Note G)	77
Miscellaneous	22
Total expenses	2,595
Investment management fees waived (Notes A & B)	(313)
Expenses reduced by custodian fee expense offset arrangement (Note B)	—
Total net expenses	2,282
Net investment income (loss)	$6,998

Realized and Unrealized Gain (Loss) on Investments (Note A)

Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	1,961
Sales of investment securities of affiliated issuers	4
Interest rate swap contracts	(2,016)

Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	67,133
Affiliated investment securities	(4)
Interest rate swap contracts	837
Net gain (loss) on investments	67,915
Distributions to Preferred Shareholders	(562)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	$74,351

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman
(000's omitted)

	REAL ESTATE SECURITIES INCOME FUND
	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009
Increase (Decrease) in Net Assets Applicable to Common Shareholders:
From Operations (Note A):
Net investment income (loss)	$6,998	$13,247
Net realized gain (loss) on investments	(51)	(205,040)
Change in net unrealized appreciation (depreciation) of investments	67,966	198,998
Distributions to Preferred Shareholders From (Note A):
Net investment income	(562)	(1,632)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	74,351	5,573
Distributions to Common Shareholders From (Note A):
Net investment income	(7,808)	(9,575)
Tax return of capital	—	(32,947)
Total distributions to common shareholders	(7,808)	(42,522)
From Capital Share Transactions (Note D):
Proceeds from reinvestment of dividends and distributions	—	347
Payments for shares redeemed in connection with tender offers (Note G)	—	(17,698)
Total net proceeds from capital share transactions	—	(17,351)
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	66,543	(54,300)
Net Assets Applicable to Common Shareholders:
Beginning of period	194,041	248,341
End of period	$260,584	$194,041
Undistributed net investment income (loss) at end of period	$—	$153
Distributions in excess of net investment income at end of period	$(1,219)	$—

See Notes to Financial Statements

Notes to Financial Statements Real Estate Securities Income Fund Inc. (Unaudited)

Note A—Summary of Significant Accounting Policies:

1	General: The Fund was organized as a Maryland corporation on August 28, 2003 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Board may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of shareholders.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3	Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4	Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5	Income tax information: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2006 - 2008. As of April 30, 2010, the Fund did not have any unrecognized tax benefits.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

As determined on October 31, 2009, permanent differences resulting primarily from different book and tax accounting for income recognized on interest rate swaps, return of capital adjustments, nondeductible restructuring costs and the characterization of distributions from real estate investment trusts ("REITs") were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value applicable to common shareholders or net asset value per common share of the Fund.

The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Tax Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$11,207,546	$56,284,624	$—	$37,318,860	$32,946,770	$73,589,036	$44,154,316	$167,192,520

As of October 31, 2009, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$—	$—	$(48,282,519)	$(457,899,726)	$(506,182,245)

The differences between book basis and tax basis distributable earnings are attributable primarily to timing differences of distribution payments, timing differences of wash sales, partnership basis adjustments, capital loss carryforwards and timing differences of income recognized on interest rate swaps.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at October 31, 2009, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring In:
2015		2016	2017
$3,523,048	(1)	$247,894,765	$206,481,913

(1)	Of the total capital loss carryforwards shown above, $3,523,048 was acquired on March 7, 2008 in the merger with Neuberger Berman Realty Income Fund Inc. The use of these losses to offset future gains may be limited in a given year.

6	Distributions to shareholders: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare and pay monthly distributions to common shareholders. The Fund has adopted a policy to pay common shareholders a stable monthly distribution. The Fund's ability to satisfy its policy will depend on a number of factors, including the stability of income received from its investments, the availability of capital gains, distributions paid on preferred shares, interest paid on any borrowings and the level of Fund expenses. In an effort to maintain a stable distribution amount, the Fund may pay distributions consisting of net investment income, realized gains and paid-in capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and realized capital gains. The composition of the Fund's distributions for the calendar year 2010 will be reported to Fund shareholders on IRS Form 1099DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Distributions to common shareholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable distribution paid by the Fund. Distributions to preferred shareholders are accrued and determined as described in Note A-8.

The Fund invests a significant portion of its assets in securities issued by real estate companies, including REITs. The distributions the Fund receives from REITs are generally comprised of income, capital gains, and return of capital, but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2009, the Fund estimated these amounts within the financial statements since the information is not available from the REITs until after the Fund's fiscal year-end. At April 30, 2010, the Fund estimated these amounts for the period January 1, 2010 to April 30, 2010 within the financial statements since the 2010 information is not available from the REITs until after the Fund's fiscal period. For the year ended October 31, 2009, the character of distributions paid to shareholders disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099DIV received to date. Based on past experience it is possible that a portion of the Fund's distributions during the current fiscal year will be considered tax return of capital but the actual amount of tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099DIV.

On April 30, 2010, the Fund declared a monthly distribution to common shareholders in the amount of $0.02 per share, payable on May 28, 2010 to shareholders of record on May 17, 2010, with an ex-date of May 13, 2010. Subsequent to April 30, 2010, the Fund declared a monthly distribution to common shareholders in the amount of $0.02 per share, payable on June 30, 2010 to shareholders of record on June 15, 2010, with an ex-date of June 11, 2010.

7	Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company (e.g., the Fund) are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

8
Financial leverage: On December 10, 2003, the Fund re-classified 12,000 unissued shares of capital stock as Series A Auction Market Preferred Shares, Series B Auction Market Preferred Shares, Series C Auction Market Preferred Shares and Series D Auction Market Preferred Shares ("AMPS"). On January 27, 2004, the Fund issued 2,450 Series A AMPS, 2,450 Series B AMPS, 2,450 Series C AMPS and 2,450 Series D AMPS. On March 7, 2008, Neuberger Berman Realty Income Fund Inc. merged with and into the Fund. In connection with the reorganization, the Fund renamed its Series B AMPS, Series C AMPS and Series D AMPS as Series C AMPS, Series G AMPS and Series H AMPS, respectively. In addition, the Fund re-classified 9,120 unissued shares of capital stock as Series B AMPS, Series D AMPS, Series E AMPS, and Series F AMPS and issued 2,280 Series B AMPS, 2,280 Series D AMPS, 2,280 Series E AMPS, and 2,280 Series F AMPS. All AMPS have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon ("Liquidation Value").

Since February 2008, the market for auction rate preferred securities has experienced an unprecedented number of failed auctions. In the Fund's regularly scheduled auctions, more AMPS were submitted for sale than there were offers to buy. This meant that these auctions "failed to clear," and that preferred shareholders who wanted to sell their AMPS in these auctions were unable to do so. When a failed auction of AMPS occurs, the distribution rate for AMPS resets to a maximum rate, which is the greater of 125% of the base rate or 125 basis points plus the base rate (the base rate is the LIBOR Rate for the period most closely approximating the applicable AMPS series' distribution period). Although the failed auctions have resulted in a current lack of liquidity for preferred shareholders, they are not an event of default for the Fund nor have they affected the credit quality of the AMPS. The Fund has paid, and continues to pay, distributions on its AMPS that are set at the maximum rate as a result of the failed auctions. If auctions continue to fail and the maximum rate increases due to changes in short term interest rates, the Fund's returns for common shareholders could be adversely affected. The Fund continues to monitor the developments in the AMPS market.

Except when the Fund has declared a special rate period, distributions to preferred shareholders, which are cumulative, are accrued daily and paid every 7 days for Series A AMPS, Series B AMPS, Series C AMPS, Series D AMPS, Series E AMPS, and Series F AMPS and every 28 days for Series G AMPS and Series H AMPS. Distribution rates are reset every 7 days for Series A AMPS, Series B AMPS, Series C AMPS, Series D AMPS, Series E AMPS, and Series F AMPS and every 28 days for Series G AMPS and Series H AMPS based on the results of an auction, except during special rate periods. For the six months ended April 30, 2010, distribution rates ranged from 1.46% to 1.51% for Series A, 1.46% to 1.51% for Series B, 1.46% to 1.51% for Series C, 1.46% to 1.51% for Series D, 1.46% to 1.51% for Series E, 1.46% to 1.51% for Series F, 1.48% to 1.52% for Series G, and 1.48% to 1.51% for Series H AMPS. The Fund declared distributions to preferred shareholders for the period May 1, 2010 to May 31, 2010 of $12,782, $11,988, $12,771, $11,981, $11,981, $11,929, $12,607 and $12,798 for Series A, Series B, Series C, Series D, Series E, Series F, Series G, and Series H AMPS, respectively.

The Fund may redeem AMPS, in whole or in part, on the second business day preceding any distribution payment date at Liquidation Value. The Fund is also subject to certain restrictions relating to the AMPS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of AMPS at Liquidation Value. The holders of AMPS are entitled to one vote per share and will vote with holders of common shares as a single class, except that the AMPS will vote separately as a class on certain matters, as required by law or the Fund's charter. The holders of the AMPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on AMPS for two consecutive years.

In September 2008, the Fund entered into a $240 million secured, committed, three-year revolving credit facility (the "Facility") with State Street Bank and Trust Company ("State Street"). Under the terms of the Facility, interest is charged on LIBOR Loans at an adjusted LIBOR rate and is payable on the last day of each interest period. The Fund has paid an up-front fee which is being amortized over the life of the Facility and pays a facility fee in arrears based on the entire amount of the Facility. These fees are included in the interest expense that is reflected in the Statement of Operations. Under the terms of the Facility, the Fund is required to satisfy certain collateral requirements and maintain a certain level of net assets. By October 31, 2008, the Fund had used borrowings under the Facility to redeem 8,352 of its outstanding AMPS with an aggregate liquidation preference of $208.8 million. The Fund subsequently repaid those borrowings. At April 30, 2010, there were $31 million in loans outstanding under the Facility.

During the period November 1, 2008 to October 31, 2009, the Fund redeemed 2,580 of its outstanding AMPS with an aggregate liquidation preference of $64.5 million.

9	Security lending: A third party, eSecLending, currently serves as exclusive lending agent for the Fund. eSecLending, as agent, has assisted the Fund in conducting a bidding process to try to identify a principal that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement. During the fiscal period, no principal had, and none currently has, an exclusive securities lending arrangement with the Fund; as such, the Fund is not guaranteed any particular level of income.

Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Neuberger Berman Fixed Income LLC ("NBFI"), an affiliate of Management, and sub-advised by Dwight Asset Management Company LLC. Quality Fund is not a money market fund that is registered under the 1940 Act and does not operate in accordance with all requirements of Rule 2a-7 under the 1940 Act. There is no assurance that Quality Fund will maintain a $1.00 share price.

The market value of the Fund's investments in Quality Fund as of the fiscal period ended April 30, 2010, if any, is reflected in the Fund's Schedule of Investments. The price at which the Fund redeems Quality Fund shares may be less than the price at which the Fund purchased those shares and so the Fund may not receive back from Quality Fund an amount that equals the amount of the collateral it received from the borrower. In such cases, the Fund would have to make up the shortfall. In addition, as a result of recent reduced liquidity in the credit and fixed income markets, it may be difficult to dispose quickly of some securities in Quality Fund at the price at which Quality Fund is carrying them.

Net income from the lending program represents any amounts received from a principal plus income earned on the cash collateral invested in Quality Fund or in other investments, if applicable, less cash collateral fees and other expenses associated with the loans. For the fiscal period ended April 30, 2010, the Fund received net income under the securities lending arrangement of approximately $9,259, which is reflected in the Statement of Operations under the caption "Income from securities loaned — net," which includes approximately $6,658 of interest income which was earned from the Quality Fund.

10	Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11	Concentration of risk: Under normal market conditions, the Fund's investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. The value of the Fund's shares may fluctuate more due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry, or a segment of the United States real estate industry in which the Fund owns a substantial position, than would the shares of a fund not concentrated in the real estate industry.

12	Derivative Instruments: During the six months ended April 30, 2010, the Fund's use of derivatives was limited to interest rate swap contracts. The Fund adopted ASC 815 "Derivatives and Hedging" ("ASC 815"), effective December 1, 2008.

Interest Rate Swaps: The Fund entered into interest rate swap transactions, with institutions that Management has determined are creditworthy, to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of an interest rate swap contract, the Fund agrees to pay the swap counter party a fixed-rate payment in exchange for the counter party's paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's AMPS and line of credit. The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

Risks may arise if the counter party to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counter party is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management.

Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments are reclassified to realized gains/losses in conjunction with the actual net receipt or payment of such amounts. The reclassifications do not impact the Fund's total net assets applicable to common shareholders or its total net increase (decrease) in net assets applicable to common shareholders resulting from operations. At April 30, 2010, the Fund had an outstanding interest rate swap contract as follows:

			Rate Type
Swap Counter Party	Notional Amount(2)	Termination Date	Fixed-rate Payments Made by the Fund	Variable-rate Payments Received by the Fund(1)	Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
Citibank, N.A.	$75,000,000	July 2, 2012	5.440%	.248%	$(271,419)	$(6,999,330)	$(7,270,749)

(1)	30 day LIBOR (London Interbank Offered Rate) at March 31, 2010.

(2)
The notional amount at period end is indicative of the volume throughout the period.

At April 30, 2010, the Fund held the following derivatives (not designated as hedging instruments under ASC 815) as open contracts which are grouped by primary risk exposure below:

Liability Derivatives
Interest Rate Risk
Interest Rate Swap Contract(1)	$(7,270,749)
Total Value	$(7,270,749)

(1)
"Interest Rate Swap Contract" reflects the appreciation (depreciation) of the interest rate swap contract plus accrued interest as of April 30, 2010, which is reported as "Interest rate swaps, at value" within the Statement of Assets and Liabilities.

The impact of the use of derivative instruments as reflected in the Statement of Operations during the six months ended April 30, 2010 was as follows:

Realized Gain (Loss)(1)
Interest Rate Risk
Interest Rate Swap Contract	$(2,016,746)
Total Realized Gain (Loss)	$(2,016,746)

Change in Appreciation (Depreciation)(2)
Interest Rate Risk
Interest Rate Swap Contract	$837,874
Total Change in Appreciation (Depreciation)	$837,874

(1)	Statement of Operations location: Net realized gain (loss) on interest rate swap contracts.

(2)	Statement of Operations location: Change in net unrealized appreciation (depreciation) in value of interest rate swap contracts.

13	Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

14	Indemnifications: Like many other companies, the Fund's organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund's maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Note B—Management Fees, Administration Fees, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.60% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any AMPS outstanding and borrowings under the Line of Credit are not considered liabilities.

Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the following annual rates:

Year Ended October 31,	% of Average Daily Managed Assets
2010	0.13
2011	0.07

Management has not contractually agreed to waive any portion of its fees beyond October 31, 2011.

In connection with the May 2009 tender offer and the Tender Offer Program, more fully described in Note G, Management has agreed to voluntarily extend for one year the contractual fee waivers currently in place, so that the fee waiver as a percentage of average daily Managed Assets would be:

Year Ended October 31,	% of Average Daily Managed Assets
2010	0.19
2011	0.13
2012	0.07

For the six months ended April 30, 2010, such waived fees amounted to $313,273.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.25% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Directors of the Fund are also employees of Neuberger and/or Management.

On May 4, 2009, NBSH Acquisition, LLC ("NBSH"), an entity organized by key members of Neuberger Berman's senior management, acquired a majority interest in Neuberger Berman's business and the fixed income and certain alternative asset management businesses of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division (together with Neuberger Berman, the "Acquired Businesses") (the "Acquisition"). Prior to that date, the predecessor of Management and Neuberger were wholly owned subsidiaries of LBHI. On September 15, 2008, LBHI filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code, and on December 22, 2008, the bankruptcy court having jurisdiction over the LBHI matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder in a public auction.

The Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger Berman's management team, and certain key members and senior professionals who are employed in various parts of the

Neuberger Berman complex of companies, with a minority interest retained by LBHI and certain affiliates of LBHI. The closing of the Acquisition resulted in an "assignment" of the Fund's Management Agreement and Sub-Advisory Agreements. Such an assignment, by law, automatically terminated those agreements. Accordingly, prior to the closing the Board, including the Directors who are not "interested persons" of the Fund's investment manager and its affiliates or the Fund, considered and approved a new Management Agreement and Sub-Advisory Agreements for the Fund. The new agreements, which are virtually identical to those previously in effect, were also approved by a vote of the Fund's shareholders.

These events have not had a material impact on the Fund or its operations. Management and Neuberger continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Fund.

The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended April 30, 2010, the impact of this arrangement was a reduction of expenses of $54.

In connection with the settlement of each AMPS auction, the Fund pays, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the AMPS held by the broker-dealer's customers. For any auction preceding a rate period of less than one year, the service fee is paid at the annual rate of 1/4 of 1% if the auction is successful, and up to 3/20 of 1% if the auction fails; for any auction preceding a rate period of one year or more, the service fee is paid at a rate agreed to by the Fund and the broker-dealer.

In order to satisfy rating agency requirements, the Fund is required to provide the rating agency that rates its AMPS a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the Preferred Shares Basic Maintenance Amount, which is a minimum level set by the rating agency as one of the conditions to maintain its rating on the AMPS. "Discounted value" refers to the fact that the rating agency requires the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agency. The Fund pays a fee to State Street for the preparation of this report, which is reflected in the Statement of Operations under the caption "Basic maintenance expense."

Note C—Securities Transactions:

During the six months ended April 30, 2010, there were purchase and sale transactions (excluding short-term securities and interest rate swap contracts) of $33,971,670 and $41,592,988, respectively.

During the six months ended April 30, 2010, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Capital:

At April 30, 2010, the common shares outstanding and the common shares of the Fund owned by Neuberger were as follows:

Common Shares Outstanding	Common Shares Owned by Neuberger
65,068,197	16,817

Transactions in common shares for the six months ended April 30, 2010 and the year ended October 31, 2009, were as follows:

2010	2009

Shares Issued on Reinvestment of Dividends and Distributions	—	178,750
Redemption of Common Shares (Note G)	—	(6,994,335)
Net Increase (Decrease) in Common Shares Outstanding	—	(6,815,585)

Note E—Investments In Affiliates:

Name of Issuer	Balance of Shares Held October 31, 2009	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held April 30, 2010	Value April 30, 2010	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Securities Lending Quality Fund, LLC*	432,674	32,121,503	31,020,875	1,533,302	$1,563,968	$6,658

*
Quality Fund, a fund managed by NBFI, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loans as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note F—Subsequent Events:

In accordance with the provision set forth in ASC 855 "Subsequent Events" ('ASC 855"), Management has evaluated the possibility of subsequent events existing in the Fund's financial statements through the date the financial statements were available to be issued. Management has determined that there are no subsequent events that, in accordance with ASC 855, would need to be disclosed in the Fund's financial statements.

Note G—Tender Offer Program:

The Fund conducted a tender offer in May 2009 for up to 10% of its outstanding common shares at a price equal to 98% of its net asset value ("NAV") per share determined on the day the tender offer expired. Under the terms of the tender offer, on June 5, 2009, the Fund accepted 3,569,693 common shares, representing approximately 5% of its then outstanding common shares. Final payment was made at $2.08 per share, representing 98% of the NAV per share on May 29, 2009.

In 2009, the Fund's Board authorized a semi-annual tender offer program consisting of up to four tender offers over a two-year period ("Tender Offer Program"). Under the Tender Offer Program, if the Fund's common shares trade at an average daily discount to NAV per share of greater than 10% during a 12-week measurement period, the Fund would conduct a tender offer for between 5% and 20% of its outstanding common shares at a price equal to 98% of its NAV per share determined on the day the tender offer expires.

During the initial measurement period under the Tender Offer Program, the Fund traded at an average daily discount to NAV per share of greater than 10%. As a result, the Fund conducted a tender offer for up to 5% of its outstanding common shares that commenced September 18, 2009 and ended October 16, 2009. Under the terms of the tender offer, on October 23, 2009, the Fund accepted 3,424,642 common shares, representing approximately 5% of its then-outstanding common shares. Final payment was made at $3.00 per share, representing 98% of the NAV per share on October 16, 2009.

During the second measurement period under the Tender Offer Program, February 19, 2010 to May 14, 2010, the Fund traded at an average daily discount to NAV per share of greater than 10% and, therefore, is conducting a tender offer that commenced June 11, 2010 and is expected to end July 9, 2010, unless extended. The Fund is offering to purchase up to 5% of its outstanding common shares at a price equal to 98% of its NAV per share determined on the day the tender offer expires.

In connection with the May 2009 tender offer and the adoption of the Tender Offer Program, Management agreed to voluntarily extend for one year the contractual fee waivers currently in place to offset some of the expenses associated with, or possible increases in the Fund's expense ratio resulting from, the tender offers (see Note B for additional disclosure). The Board retains the ability, consistent with its fiduciary duty, to opt out of the Tender Offer Program should circumstances arise that the Board believes could cause a material negative effect on the Fund or the Fund's shareholders.

Note H—Recent Market Events:

During the six month period covered by this report, the U.S. and global economies and the financial markets experienced significant disruptions, the effects of which are continuing to work their way through the economy. Because these market events are widespread and unprecedented, it is difficult to predict their ultimate severity or duration or the way in which they will affect particular issuers or market sectors.

Note I—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

Real Estate Securities Income Fund Inc.
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.
	Six Months Ended April 30,		Year Ended October 31,
	2010		2009		2008	2007	2006	2005
	(Unaudited)
Common Share Net Asset Value, Beginning of Period	$2.98		$3.45		$16.17	$21.23	$16.95	$15.78
Income From Investment Operations Applicable to Common Shareholders:
Net Investment Income (Loss)¢	.11		.19		1.00	1.08	.82	.59
Net Gains or Losses on Securities (both realized and unrealized)	1.04		(.05)		(10.32)	(3.43)	5.28	2.00
Common Share Equivalent of Distributions to Preferred Shareholders From:
Net Investment Income¢	(.01)		(.02)		(.21)	(.17)	(.19)	(.12)
Net Capital Gains¢	—		—		(.06)	(.22)	(.16)	(.08)
Tax Return of Capital¢	—		—		—	—	—	(.02)
Total Distributions to Preferred Shareholders	(.01)		(.02)		(.27)	(.39)	(.35)	(.22)
Total From Investment Operations Applicable to Common Shareholders	1.14		.12		(9.59)	(2.74)	5.75	2.37
Less Distributions to Common Shareholders From:
Net Investment Income	(.12)		(.14)		(.91)	(1.00)	(.79)	(.66)
Net Capital Gains	—		—		(.70)	(1.32)	(.68)	(.45)
Tax Return of Capital	—		(.46)		(1.52)	—	—	(.09)
Total Distributions to Common Shareholders	(.12)		(.60)		(3.13)	(2.32)	(1.47)	(1.20)
Accretive Effect of Tender Offers	—		.01		—	—	—	—
Common Share Net Asset Value, End of Period	$4.00		$2.98		$3.45	$16.17	$21.23	$16.95
Common Share Market Value, End of Period	$3.63		$2.61		$3.15	$14.87	$18.16	$14.20
Total Return, Common Share Net Asset Value†	39.30	%**	17.65%		(70.68)%	(13.17)%	37.59%	16.61%
Total Return, Common Share Market Value†	44.33	%**	12.86%		(70.89)%	(6.66)%	40.49%	6.90%
Supplemental Data/Ratios††
Net Assets Applicable to Common Shareholders, End of Period (in millions)	$260.6		$194.0		$248.3	$538.8	$707.2	$564.7
Preferred Shares Outstanding, End of Period (in millions)	$75.2		$75.2		$139.7	$245.0	$245.0	$245.0
Preferred Shares Liquidation and Market Value Per Share	$25,000		$25,000		$25,000	$25,000	$25,000	$25,000
Ratios are calculated using Average Net Assets Applicable to Common Shareholders
Ratio of Gross Expenses#	2.02	%Ø*	2.87	%Ø	1.40%	1.05%	1.04%	1.08%
Ratio of Net Expenses‡	2.02	%Ø*	2.87	%Ø	1.40%‡‡	1.05%	1.04%	1.08%
Ratio of Net Investment Income (Loss) Excluding Preferred Share DistributionsØØ	6.20	%*	8.34%		9.76%	5.57%	4.46%	3.56%
Portfolio Turnover Rate	10	%**	41%		37%¢¢	17%	11%	8%
Asset Coverage Per Preferred Share, End of Period@	$111,635		$89,510		$69,444	$80,030	$97,208	$82,650
Loans Payable (in millions)	$31		$25		$—	$—	$—	$—
Asset Coverage Per $1,000 of Loans Payable@@	$11,832		$11,770		$—	$—	$—	$—

See Notes to Financial Highlights

Notes to Financial Highlights Real Estate Securities Income Fund Inc. (Unaudited)

†
Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. Total return would have been lower if Management had not waived a portion of the investment management fee.

#	The Fund is required to calculate an operating expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡	After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net operating expenses to average daily net assets applicable to common shareholders would have been:

Six Months Ended April 30,	Year Ended October 31,
2010	2009	2008	2007	2006	2005
2.30%	3.18%	1.72%	1.39%	1.39%	1.44%

@	Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on AMPS) from the Fund's total assets and dividing by the number of AMPS outstanding.

@@	Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on AMPs and the Loans payable) from the Fund's total assets and dividing by the outstanding loans payable balance.

††	Expense ratios do not include the effect of distributions to holders of AMPS. Income ratios include income earned on assets attributable to AMPS outstanding.

Ø	Interest expense is included in expense ratios. The annualized ratios of interest expense to average net assets applicable to common shareholders were:

Six Months Ended April 30, 2010	Year Ended October 31, 2009
0.65%	.90%

¢	Calculated based on the average number of shares outstanding during each fiscal period.

¢¢	On March 7, 2008, Neuberger Berman Realty Income Fund Inc. ("NRI") merged with and into the Fund pursuant to an agreement and Plan of Reorganization approved by each of the Fund's and NRI's shareholders. Portfolio turnover excludes purchases and sales of securities by NRI as the acquired fund prior to merger date.

‡‡
Includes merger-related expenses. If such expenses were not included, the annualized ratio of net expenses to average net assets applicable to common shareholders for the year ended October 31, 2008 would have been 1.36%.

ØØ	The annualized ratios of preferred share distributions to average net assets applicable to common shareholders were:

Six Months Ended April 30,	Year Ended October 31,
2010	2009	2008	2007	2006	2005
.50%	1.03%	2.63%	2.02%	1.88%	1.30%

*	Annualized.

**	Not annualized.

Distribution Reinvestment Plan

The Bank of New York Mellon ("Plan Agent") will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Distribution Reinvestment Plan ("Plan") in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common stock of the Fund ("Shares"), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant's account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant's account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant's Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant's account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant's uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant's account. For the purpose of cash investments, the Plan Agent may commingle each Participant's funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant's Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant's notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant's account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of Maryland.

Directory

Investment Manager and Administrator Neuberger Berman Management LLC 605 Third Avenue, 2nd Floor New York, NY 10158-0180 877.461.1899 or 212.476.8800	Stock Transfer Agent The Bank of New York Mellon 480 Washington Boulevard Jersey City, NJ 07317

Sub-Adviser Neuberger Berman LLC 605 Third Avenue New York, NY 10158-3698	Legal Counsel K&L Gates LLP 1601 K Street, NW Washington, DC 20006

Custodian State Street Bank and Trust Company 2 Avenue de Lafayette Boston, MA 02111	Independent Registered Public Accounting Firm Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

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Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158–0180
Internal Sales & Services
877.461.1899
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund.

 I0209 06/10

Item 2. Code of Ethics

The Board of Directors (“Board”) of Neuberger Berman Real Estate Securities Income Fund Inc. (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21421 (filed on July 10, 2006).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Martha Goss, George Morriss and Candace Straight. Ms. Goss, Mr. Morriss and Ms. Straight are independent directors as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services

Only required in the annual report.

Item 5. Audit Committee of Listed Registrants

Only required in the annual report.

Item 6. Schedule of Investments

The complete schedule of investments for the Registrant is disclosed in the Registrant’s Semi-Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Only required in the annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Only required in the annual report.  There have been no changes in any of the Portfolio Managers since the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No reportable purchases for the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders

There were no changes to the procedures by which stockholders may recommend nominees to the Board.

Item 11. Controls and Procedures

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21421 (filed July 10, 2006).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Real Estate Securities Income Fund Inc.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: July 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: July 2, 2010

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: July 2, 2010